AMENDMENT NO. 3 TO

                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of July 30, 1997 and is entered into by and between BankAmerica Business Credit, Inc. ("Lender") and The Loan Pro$, Inc. ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the

Agreement (as hereinafter defined).

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of December 19, 1995, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

                  A. Amendment to Section 1. The definition of "Adjusted Tangible Net Worth" contained in Section 1 of the Agreement is amended in its entirety to read as follows:

                                    "`Adjusted Tangible Net Worth' means, at any
                  date, the remainder of (a) the net book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with
                  GAAP) at which the Adjusted Tangible Assets of the Borrower would be shown on a balance sheet of the Borrower at such date prepared in accordance with GAAP, minus (b) the amount at which its liabilities (other than capital stock, surplus, and retained earnings) would be shown on such balance sheet and including as liabilities all reserves for contingencies and other potential liabilities which would be shown on such balance sheet or disclosed in the footnotes thereto."

                  B. Amendment to Section 1. The definition of
         "Delinquency/Repossession Adjustment Percent" contained in Section 1 of the Agreement is amended in its entirety to read as follows:

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                                    "`Delinquency/Repossession Adjustment
                  Percent' means, as of the first day of each month, the number of full percentage points that the average Delinquency/Repossession Adjustment Percent for the two months immediately preceding such date is greater than eight percent (8%). In computing the Delinquency/Repossession Adjustment Percent, the Contracts sold pursuant to a Securitization Transaction shall be considered and included for the purpose of calculating the Delinquency/Repossession Adjustment Percent."

                  C. Amendment to Section 1. The definition of "Emergent" contained in Section 1 of the Agreement is amended in its entirety to read as follows:

                           "`Emergent' means Emergent Group, Inc., a South
                   Carolina Corporation."

                  D. Amendment to Section 1. The definition of "Total Facility" contained in Section 1 of the Agreement is amended in its entirety to read as follows:

                           "`Total Facility' means Four Million Dollars
                  ($4,000,000)."

                  E. Amendment to Section 1. The definition of "Charge-Off Adjustment" contained in Section 1 of the Agreement is deleted.

                  F. Amendment to Section 1. Section 1 of the Agreement is amended to add the following ------------------------ definitions:

                           "`Charge-Off Adjustment Percent' means the
                  excess, calculated as of the first day of each month, of the Actual Loss Percent over four percent (4%). In computing the Charge-Off Adjustment Percent, the Contracts sold pursuant to a Securitization Transaction shall be considered and included for the purpose of calculating the Charge-Off Adjustment Percent."

                           `Securitization Transaction' shall mean a
                  transaction wherein an identified pool of Contracts and related documents are sold, pledged or conveyed with the consent of Lender by Borrower to a trustee, grantor trust or other special purpose financing entity as collateral security for the issuance by such financing entity of notes, certificates or other evidence of indebtedness."

                  G. Amendment to Section 3. The first sentence of Section 3.4 of the Agreement is amended to read as follows:


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                                    "3.4 Audit Fees. The Borrower agrees to pay
                  to the Lender an annual audit fee of $20,000 during each year of the Agreement which shall be payable in 12 monthly installments of $1,666.66 each no later than the fifteenth day of each month."

                  H. Amendment to Section 4. Section 4.2 of the Agreement is amended in its entirety to read as follows:

                                    "4.2 Termination of Facility. The Borrower
                  may terminate this Agreement at any time by giving at least ten (10) Business Days prior written notice to the Lender and paying in full (a) all outstanding Revolving Loans, together with accrued interest thereon and (b) all other Obligations together with accrued interest thereon."

                  I. Amendment to Section 9. Section 9.19 of the Agreement is amended in its entirety to read as follows:

                                    "9.19 Charge-Off Policy. The Borrower shall
                  establish and implement, in a manner satisfactory to the Lender, a policy for charging off the unpaid balance of its delinquent Contracts. Without limiting the generality of the foregoing, the Borrower's policy shall provide that as of the last day of each quarter in each Fiscal Year, the Borrower shall charge off the unpaid balance of all Contracts with respect to which any payment due thereunder is one hundred eighty (180) or more days delinquent, as determined on a contractual basis, provided, however, $50,000 of such delinquent Contracts may remain not charged off as of the last day of each fiscal quarter."

                  J. Amendment to Section 9. Section 9.15, 9.16, 9.17, and 9.18 of the Agreement are deleted and shall have no further force or effect.

                  K. Amendment to Section 11. Section 11.1(q) of the Agreement is amended in its entirety to read as follows:

                                    "(q) the sum of the Delinquency/Repossession
                  Adjustment Percent plus the Net Charge-Off Percent is at any time equal to or greater than thirty percent (30%)."

         SECTION 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  A. Amendment. Fully executed copies of this Amendment signed by the Borrower and a ratification signed by the Guarantor shall be delivered to Lender.


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                  B. Resolution. A certificate executed by the Secretary or
         Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

                  C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

                  D. Resolution by Emergent. A certificate executed by the Secretary or Assistant Secretary of Emergent certifying that Emergent's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Emergent of the guaranty in favor of Lender shall be delivered to Lender.

         SECTION 3.        Miscellaneous.

                  A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

                  B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW JERSEY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY.


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                  F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

                  G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  I. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel and
         (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel.

                  J. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                                  THE LOAN PRO$, INC.

                                  By: (Signature of Kevin J. Mast
                                                appears here)

                                  Name:    Kevin J. Mast
                                  Title:   Executive Vice President
                                           Chief Financial Officer and Treasurer


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                                              BANKAMERICA BUSINESS CREDIT, INC.

                                              By: (Signature of John M. Huhn
                                                       appears here)

                                              Name:    John M. Huhn
                                              Title:   Vice President


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                           CONSENTS AND REAFFIRMATIONS

         The undersigned, successor-in-interest to Emergent Financial Corporation, hereby consents to the terms and conditions of that Waiver and Amendment No. 3 to Loan and Security Agreement dated as of July 30, 1997, between The Loan Pro$, Inc. and BankAmerica Business Credit, Inc. ("Creditor") and reaffirms its obligations under a Guaranty dated as of December 19, 1995 (the "Guaranty") made by the undersigned in favor of the Creditor and acknowledges and agrees that the Guaranty remains in full force and effect.

         Dated as of July 30, 1997

                                  EMERGENT GROUP, INC.
                                  a South Carolina corporation

                                  By: (Signature of Kevin J. Mast appears here)
                                       Kevin J. Mast
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer


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                            CERTIFICATE OF SECRETARY

         I, Keith B. Giddens, hereby certify on behalf of the corporation named below that:

         1. I am the duly qualified and acting Assistant Secretary of Emergent Group, Inc., a South Carolina corporation, and as such Assistant Secretary I am the keeper of the corporate records and seal of the corporation.

         2. The following is a true copy of resolutions duly adopted pursuant to the unanimous written consent of the board of directors of said corporation on July 30, 1997:

         "NOW, THEREFORE, BE IT RESOLVED that the corporation enter into, ratify and/or confirm a Continuing Guaranty ('Guaranty') in connection with that certain Loan and Security Agreement by and among The Loan Pro$, Inc. and BankAmerica Business Credit, Inc. ('BABC') in form and substance as is satisfactory to BABC.

         RESOLVED, that any one of the officers of this corporation be, and each hereby is authorized and directed, in the name and on behalf of this corporation to execute and deliver and/or ratify and confirm the Guaranty and to make, execute, and deliver to BABC any and all consents, certificates, documents, instruments, amendments, papers, or writings as may be required by BABC in connection with or in furtherance of the Guaranty, the same to be in form and substance satisfactory to BABC and to do any and all other acts necessary or desirable to effectuate the foregoing.

         FURTHER RESOLVED, that the execution, delivery and performance of the foregoing documents by such officer or officers of this corporation shall be deemed conclusive evidence of the approval by this corporation of the terms, provisions, and conditions thereof."

         3. The resolutions specified in paragraph 2 have never been modified or repealed and are now in full force and effect.

         4. The following named individuals are duly elected and appointed officers of the corporation, are currently serving in their respective offices and the signatures at the right of those names, respectively, are the genuine signatures of said officers:

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Office                             Name                           Signature

Executive Vice President,      Kevin J. Mast               /s/ Kevin J. Mast
Chief Financial Officer and
Treasurer

President, Chief Operating     Keith B. Giddens            /s/ Keith B. Giddens
Officer and Assistant Secretary

         5. Attached hereto is a true and correct copy of the articles of incorporation and bylaws of the corporation as in effect on the date hereof, which have not been amended, modified, or rescinded, and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate of Secretary on behalf of the corporation this 30 day of July, 1997.

                                      /s/ Keith B. Giddens
                                          Keith B. Giddens, Assistant Secretary

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                            CERTIFICATE OF RESOLUTION

         I, Kevin J. Mast, hereby certify that:

         I am the duly qualified and acting Assistant Secretary of The Loan Pro$, Inc., a South Carolina corporation.

         The following is a true copy of resolutions duly adopted by the board of directors of the corporation at a special meeting held on July 30, 1997, at which a quorum was present and which voted thereon:

         "RESOLVED that the terms of Amendment No. 3 to Loan and Security Agreement between the corporation and BankAmerica Business Credit, Inc. are hereby approved and ratified.

         FURTHER RESOLVED, that any one officer of this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to BankAmerica Business Credit Inc., any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

         These resolutions are in conformity with the articles of incorporation and bylaws of the corporation, have never been modified or repealed, and are now in full force and effect.

         IN WITNESS WHEREOF, I have set my hand and the seal of the corporation on the 30th day of July, 1997.


                                      /s/ Kevin J. Mast
                                          Kevin J. Mast, Assistant Secretary


[Seal]


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